UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 21, 2020

Purple Innovation, Inc.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-37523	47-4078206
(State of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4100 N. Chapel Ridge Rd., Suite 200
Lehi, Utah	84043
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (801) 756-2600

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencements communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, par value $0.0001 per share	PRPL	The NASDAQ Stock Market LLC
Warrants to purchase one-half of one share of Class A Common Stock	PRPLW	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b–2 of the Securities Exchange Act of 1934 (§ 240.12b–2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

On July 21, 2020, Purple Innovation, LLC (the Company”) signed a Lease (the “Lease”) with PNK S2, LLC for approximately 519,680 square feet located at 1325 Hwy 42 S., Building B, McDonough, Georgia (the “Building”). A copy of the Company’s press release is attached as Exhibit 99.1 to this report and incorporated by reference. The Company anticipates immediately preparing the Building for use as a manufacturing, distribution and office facility and expects it to be fully operational in 2021.

The term of the Lease is 128 months including an eight-month free rent period, which will commence upon completion of the landlord’s work on the Company’s space in the Building. The Company anticipates the landlord’s work to be completed on or about November 21, 2020. Prior to the commencement of the term, the Company has an immediate right to make use of the Building. Under the Lease, the Company will pay $3.41 per square foot annually or $147,675 per month for the initial lease year. Thereafter the basic monthly rent increases 2% per year. The Lease also provides the Company with an option to extend the Lease term for two additional five-year periods at rates for the first renewal term of $4.24 per square foot with 2% annual increases and for the second renewal term of $4.75 per square foot with annual increases of 3.5%. The Company is also responsible for its proportionate share of the operating expenses incurred by the landlord for the Building. The Lease provides for a tenant improvement allowance of $12.50 per usable square foot. The Lease also provides the Company with signage rights and a right of first refusal on other contiguous space.

The foregoing description of the Lease does not purport to be complete and is qualified in its entirety by reference to the full and complete terms of the Lease, a copy of which will be filed as an exhibit to the Company’s next 10-Q filed with the Securities and Exchange Commission.

ITEM 2.03 CREATION OF A DIRECT FINANCIAL OBLIGATION OR AN OBLIGATION UNDER AN OFF-BALANCE SHEET ARRANGEMENT OF A REGISTRANT.

The information set forth under Item 1.01 is hereby incorporated by reference into this Item 2.03.

ITEM 7.01 REGULATION FD DISCLOSURE.

On July 27, 2020, the Company issued a press release announcing the Company’s entry into the lease. A copy of the Company’s press release is attached as Exhibit 99.1 to this report and incorporated by reference.

The information in this Item 7.01 and Exhibit 99.1 attached hereto are furnished to, but not “filed” with, the Securities and Exchange Commission (“SEC”) and shall not be deemed to be incorporated by reference into any of the Company’s filings with the SEC under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, whether made before or after the date hereof, regardless of any general incorporation language in such filing.

Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements that are made pursuant to the safe harbor provisions within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Such forward-looking statements include, but are not limited to, statements related to the timing of when the Building will be fully operational. Forward-looking statements are based on management’s current expectations and are subject to risks and uncertainties, many of which are beyond our control, that may cause actual results or events to differ materially from those projected. These risks and uncertainties, many of which are beyond our control, include risks described in the section entitled “Risk Factors” and elsewhere in our Annual Report on Form 10-K filed with the SEC on March 9, 2020, our Quarterly Report on Form 10-Q filed with the SEC on May 11, 2020 and in our other filings with the SEC, including, without limitation, our reports on Forms 8-K and 10-Q, all of which can be obtained on the SEC website at www.sec.gov. Readers are cautioned not to place undue reliance on the forward-looking statements, which speak only as of the date on which they are made and reflect management’s current estimates, projections, expectations and beliefs. We expressly disclaim any obligation or undertaking to release publicly any updates or revisions to any forward-looking statements contained herein to reflect any change in our expectations or any changes in events, conditions or circumstances on which any such statement is based, except as required by law.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

EXHIBIT INDEX

Exhibit Number	Description
99.1	Press Release dated July 27, 2020, regarding Lease with PNK S2, LLC dated July 21, 2020.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: July 27, 2020	PURPLE INNOVATION, INC.

	By:	/s/ Craig L. Phillips
Craig L. Phillips
Chief Financial Officer

3